Exhibit 4.2

TARGA RESOURCES CORP.,

as Issuer,

EACH OF THE SUBSIDIARY GUARANTORS PARTY HERETO,

as Subsidiary Guarantors,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of April 6, 2022

to

Indenture dated as of April 6, 2022

4.200% Senior Notes due 2033

4.950% Senior Notes due 2052

i

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of April 6, 2022 (the “First Supplemental Indenture”), is among Targa Resources Corp., a Delaware corporation (the “Issuer”), the parties identified as “Subsidiary Guarantors” on the signature pages hereto (collectively, the “Subsidiary Guarantors”), and U.S. Bank Trust Company, National Association, a national banking association, as trustee (the “Trustee”).

WHEREAS, the Issuer, the Subsidiary Guarantors named therein and the Trustee have heretofore executed and delivered an Indenture, dated as of April 6, 2022 (the “Base Indenture” and, as supplemented by this First Supplemental Indenture, the “Indenture”), providing for the issuance by the Issuer from time to time of its debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the “Debt Securities”), and the guarantee of the Debt Securities (the “Guarantee”) by one or more of the Subsidiary Guarantors;

WHEREAS, the Issuer has duly authorized and desires to cause to be established pursuant to the Base Indenture and this First Supplemental Indenture two new series of Debt Securities designated as follows: the “4.200% Senior Notes due 2033” (the “2033 Notes”) and the “4.950% Senior Notes due 2052” (the “2052 Notes” and, together with the 2033 Notes, the “Notes”);

WHEREAS, Sections 2.01 and 2.03 of the Base Indenture permit the execution of indentures supplemental thereto to establish the form and terms of Debt Securities of any series;

WHEREAS, pursuant to Section 9.01(h) of the Base Indenture, the Issuer has requested that the Trustee join in the execution of this First Supplemental Indenture to establish the form and terms of the Notes; and

WHEREAS, all things necessary have been done to make the Notes, when executed and delivered by the Issuer and authenticated and delivered by the Trustee hereunder and under the Base Indenture and duly issued by the Issuer, and the Guarantees of the Subsidiary Guarantors, when the Notes are duly issued by the Issuer, the valid obligations of the Issuer and the Subsidiary Guarantors, respectively, and to make this First Supplemental Indenture a valid agreement of the Issuer and the Subsidiary Guarantors enforceable in accordance with its terms.

NOW, THEREFORE, the Issuer, the Subsidiary Guarantors and the Trustee hereby agree that the following provisions shall supplement the Base Indenture:

ARTICLE I

DEFINITIONS

Section 1.1 Generally.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

Section 1.2 Definition of Certain Terms.

For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

“2033 Interest Payment Dates” shall have the meaning assigned to such term in Section 2.2(a).

“2052 Interest Payment Dates” shall have the meaning assigned to such term in Section 2.2(b).

“2033 Notes Par Call Date” means November 1, 2032.

“2052 Notes Par Call Date” means October 15, 2051.

“Book-Entry Notes” shall have the meaning assigned to such term in Section 2.1.

“Original 2033 Notes” shall have the meaning assigned to such term in Section 2.2(a).

“Original 2052 Notes” shall have the meaning assigned to such term in Section 2.2(b).

“Par Call Date” means, with respect to the 2033 Notes and the 2052 Notes, the 2033 Notes Par Call Date and the 2052 Notes Par Call Date, respectively.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Issuer in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date with respect to the Notes to be redeemed (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the relevant Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

ARTICLE II

GENERAL TERMS OF THE NOTES

Section 2.1 Form.

The 2033 Notes and the 2052 Notes and the Trustee’s certificates of authentication shall be substantially in the form of Exhibit A-1 and Exhibit A-2, respectively, to this First Supplemental Indenture, which are hereby incorporated into this First Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture and, to the extent applicable, the Issuer, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Each series of Notes shall be issued upon original issuance in whole in the form of one or more Global Debt Securities as contemplated in the Base Indenture (the “Book-Entry Notes”). Each Book-Entry Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

The Issuer initially appoints The Depository Trust Company to act as Depositary with respect to the Book-Entry Notes.

Section 2.2 Title, Amount and Payment of Principal and Interest.

(a) The title of the 2033 Notes shall be designated as the “4.200% Senior Notes due 2033”. The Trustee shall authenticate and deliver (i) the 2033 Notes for original issue on the date hereof (the “Original 2033 Notes”) in the aggregate principal amount of $750,000,000, and (ii) additional 2033 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in an Issuer Order described in this sentence, in each case upon an Issuer Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.04 of the Base Indenture. Such Issuer Order shall specify the amount of the 2033 Notes to be authenticated, the date on which the original issue of 2033 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2033 Notes and any additional 2033 Notes issued and authenticated pursuant to clause (ii) of this Section 2.2(a) shall constitute a single series of Debt Securities for all purposes under the Indenture.

The principal amount of each 2033 Note shall be payable on February 1, 2033. Each 2033 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.200% per annum. The dates on which interest on the 2033 Notes shall be payable shall be February 1 and August 1 of each year (the “2033 Interest Payment Dates”), commencing August 1, 2022. The regular record date for interest payable on the 2033 Notes on any 2033 Interest Payment Date shall be January 15 or July 15, as the case may be, next preceding such 2033 Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2033 Notes representing Book-Entry Notes on any 2033 Interest Payment Date or at maturity will be made available to the Paying Agent by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the Paying Agent by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2033 Interest Payment Date for the period from and after such 2033 Interest Payment Date and the date of payment. As soon as possible thereafter, the Paying Agent will make such payments to the Depositary.

(b) The title of the 2052 Notes shall be designated as the “4.950% Senior Notes due 2052”. The Trustee shall authenticate and deliver (i) the 2052 Notes for original issue on the date hereof (the “Original 2052 Notes”) in the aggregate principal amount of $750,000,000, and (ii) additional 2052 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in an Issuer Order described in this sentence, in each case upon an Issuer Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.04 of the Base Indenture. Such Issuer Order shall specify the amount of the 2052 Notes to be authenticated, the date on which the original issue of 2052 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2052 Notes and any additional 2052 Notes issued and authenticated pursuant to clause (ii) of this Section 2.2(b) shall constitute a single series of Debt Securities for all purposes under the Indenture.

The principal amount of each 2052 Note shall be payable on April 15, 2052. Each 2052 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.950% per annum. The dates on which interest on the 2052 Notes shall be payable shall be April 15 and October 15 of each year (the “2052 Interest Payment Dates”), commencing October 15, 2022. The regular record date for interest payable on the 2052 Notes on any 2052 Interest Payment Date shall be April 1 or October 1, as the case may be, next preceding such 2052 Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2052 Notes representing Book-Entry Notes on any 2052 Interest Payment Date or at maturity will be made available to the Paying Agent by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the Paying Agent by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2052 Interest Payment Date for the period from and after such 2052 Interest Payment Date and the date of payment. As soon as possible thereafter, the Paying Agent will make such payments to the Depositary.

Section 2.3 Transfer and Exchange.

The transfer and exchange of Book-Entry Notes or beneficial interests therein shall be effected through the Depositary, as Global Debt Securities in accordance with Section 2.17 of the Base Indenture and this Article II of the First Supplemental Indenture and the rules and procedures of the Depositary therefor.

ARTICLE III

GUARANTY; FUTURE SUBSIDIARY GUARANTEES

Section 3.1 Guarantee.

In accordance with Article X of the Base Indenture, the Notes will be fully, unconditionally and absolutely guaranteed on an unsecured, unsubordinated basis by the Subsidiary Guarantors. Such Guarantees shall be evidenced by the execution by each Subsidiary Guarantee of the Indenture or a supplement thereto, and no notation of such Guarantees on the Notes shall be required to evidence them. The Guarantees are subject to all of the provisions of Article X of the Base Indenture, including the release provisions therein.

Section 3.2 Future Subsidiary Guarantors.

If any Subsidiary of the Issuer that is not then a Subsidiary Guarantor guarantees any obligations of the Issuer under the Credit Agreement, then the Issuer shall cause such Subsidiary to execute and deliver to the Trustee a supplemental indenture within sixty (60) days after it guarantees such indebtedness under the Credit Agreement, pursuant to which such Subsidiary will Guarantee the Issuer’s obligations with respect to the Notes and under the Indenture.

ARTICLE IV

REDEMPTION

Section 4.1 Optional Redemption of 2033 Notes.

(a) Prior to the 2033 Notes Par Call Date, the Issuer may redeem the 2033 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of:

(1) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2033 Notes matured on the 2033 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (B) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the 2033 Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

(b) On or after the 2033 Notes Par Call Date, the Issuer may redeem the 2033 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2033 Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

(c) Each of the above redemption prices is subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date.

Section 4.2 Optional Redemption of 2052 Notes.

(a) Prior to the 2052 Notes Par Call Date, the Issuer may redeem the 2052 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of:

(1) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the 2052 Notes matured on the 2052 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 basis points less (B) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

(b) On or after the 2052 Notes Par Call Date, the Issuer may redeem the 2052 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2052 Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

(c) Each of the above redemption prices is subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date.

Section 4.3 Optional Redemption Generally.

(a) Except as provided above, any redemption of the Notes shall be made pursuant to the provisions of Article III of the Base Indenture. The actual redemption price, calculated as provided in Section 4.1 or Section 4.2 above, as applicable, and paragraph 5 of the form of Note attached as Exhibit A-1 or Exhibit A-2 hereto, as applicable, shall be certified in writing to the Trustee by the Issuer no later than the Redemption Date.

(b) The Issuer’s actions and determinations in determining the redemption price with respect to any redemption shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility for calculating the redemption price.

Section 4.4 No Mandatory Redemption.

The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes and shall have no obligation to repurchase any Notes at the option of the Holders.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1 Ratification of Base Indenture.

The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 5.2 Trustee Not Responsible for Recitals.

The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer and the Subsidiary Guarantors, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes.

Section 5.3 Table of Contents, Headings, etc.

The table of contents and headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 5.4 Counterpart Originals.

The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 5.5 Governing Law.

THIS FIRST SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

ISSUER:

TARGA RESOURCES CORP.
By:	/s/ Scott Rogan
Name: Scott Rogan
Title: Senior Vice President – Finance and Treasurer

SUBSIDIARY GUARANTORS:

GRAND PRIX DEVELOPMENT LLC
FCPP PIPELINE, LLC
FLAG CITY PROCESSING PARTNERS, LLC
LEGEND GAS PIPELINE LLC
SLIDER WESTOK GATHERING, LLC
TARGA CAPITAL LLC
TARGA CAYENNE LLC
TARGA CHANEY DELL LLC
TARGA COGEN LLC
TARGA DELAWARE LLC
TARGA DOWNSTREAM LLC
TARGA ENERGY GP LLC
TARGA GAS MARKETING LLC
TARGA GAS PIPELINE LLC
TARGA GAS PROCESSING LLC
TARGA GP INC.
TARGA GULF COAST NGL PIPELINE LLC
TARGA INTRASTATE PIPELINE LLC
TARGA LA HOLDINGS LLC
TARGA LA OPERATING LLC
TARGA LIQUIDS MARKETING AND TRADE LLC
TARGA LOUISIANA INTRASTATE LLC
TARGA LP INC.
TARGA MIDKIFF LLC
TARGA MIDLAND CRUDE LLC
TARGA MIDLAND LLC
TARGA MIDSTREAM SERVICES LLC
TARGA MLP CAPITAL LLC
TARGA NGL PIPELINE COMPANY LLC
TARGA PIPELINE MID-CONTINENT HOLDINGS LLC
TARGA PERMIAN CONDENSATE PIPELINE LLC

Signature Page of First Supplemental Indenture

TARGA PIPELINE MID-CONTINENT LLC
TARGA PIPELINE PARTNERS GP LLC
TARGA RESOURCES LLC
TARGA RESOURCES FINANCE CORPORATION
TARGA RESOURCES GP LLC
TARGA RESOURCES OPERATING GP LLC
TARGA RESOURCES OPERATING LLC
TARGA SOUTHERN DELAWARE LLC
TARGA SOUTHOK NGL PIPELINE LLC
TARGA TRAIN 6 LLC
TARGA TRAIN 8 LLC
TARGA TRANSPORT LLC
TPL ARKOMA HOLDINGS LLC
TPL ARKOMA INC.
TPL ARKOMA MIDSTREAM LLC
TPL GAS TREATING LLC
TPL SOUTHTEX MIDSTREAM LLC
TPL SOUTHTEX PIPELINE COMPANY LLC
VELMA INTRASTATE GAS TRANSMISSION COMPANY,
LLC
VERSADO GAS PROCESSORS, L.L.C.

	By:	/s/ Scott Rogan
		Name:	Scott Rogan
		Title:	Senior Vice President – Finance and Treasurer

TARGA PIPELINE OPERATING PARTNERSHIP LP

TARGA PIPELINE PARTNERS LP

By:	Targa Pipeline Partners GP LLC, its general partner

	By:	/s/ Scott Rogan
		Name:	Scott Rogan
		Title:	Senior Vice President – Finance and Treasurer

VELMA GAS PROCESSING COMPANY, LLC

By:	TPL Arkoma Inc., its sole member

	By:	/s/ Scott Rogan
		Name:	Scott Rogan
		Title:	Senior Vice President – Finance and Treasurer

Signature Page of First Supplemental Indenture

TARGA SOUTHTEX MIDSTREAM COMPANY LP
TPL SOUTHTEX GAS UTILITY COMPANY LP
TPL SOUTHTEX MIDSTREAM HOLDING COMPANY LP
TPL SOUTHTEX PROCESSING COMPANY LP
TPL SOUTHTEX TRANSMISSION COMPANY LP

By:		TPL SouthTex Pipeline Company LLC, its general partner

	By:	/s/ Scott Rogan
		Name:	Scott Rogan
		Title:	Senior Vice President – Finance and Treasurer

TARGA ENERGY LP

By:		Targa Energy GP LLC, its general partner

	By:	/s/ Scott Rogan
		Name:	Scott Rogan
		Title:	Senior Vice President – Finance and Treasurer

TARGA RESOURCES PARTNERS LP

By:		Targa Resources GP LLC, its general partner

	By:	/s/ Scott Rogan
		Name:	Scott Rogan
		Title:	Senior Vice President – Finance and Treasurer

Signature Page of First Supplemental Indenture

TRUSTEE:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/ Alejandro Hoyos
Name: Alejandro Hoyos
Title: Vice President

Signature Page of First Supplemental Indenture

Exhibit A-1

FORM OF NOTE

[FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No.	$
CUSIP: 87612GAA9 ISIN: US87612GAA94

TARGA RESOURCES CORP.

4.200% SENIOR NOTES DUE 2033

TARGA RESOURCES CORP., a Delaware corporation (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________ or its registered assigns, the principal sum of __________U.S. dollars ($________), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on February 1, 2033 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 4.200% payable on February 1 and August 1 of each year, to the person in whose name this Security is registered at the close of business on the record date for such interest, which shall be the preceding January 15 or July 15 (each, a “Regular Record Date”), respectively, payable commencing on August 1, 2022.

*	To be included in a Book-Entry Note.

A-1-1

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security is issued in respect of a series of Debt Securities of an initial aggregate principal amount of $750,000,000 designated as the 4.200% Senior Notes due 2033 of the Issuer and is governed by the Indenture dated as of April 6, 2022 (the “Base Indenture”), duly executed and delivered by the Issuer, as Issuer, the Subsidiary Guarantors party thereto (collectively, the “Subsidiary Guarantors”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of April 6, 2022 (the “First Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), duly executed by the Issuer, the Subsidiary Guarantors and the Trustee. The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

A-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

TARGA RESOURCES CORP.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

A-1-3

[REVERSE OF SECURITY]

TARGA RESOURCES CORP.

4.200% SENIOR NOTES DUE 2033

This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Issuer (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer, the Subsidiary Guarantors and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 4.200% Senior Notes due 2033 of the Issuer, in an initial aggregate principal amount of $750,000,000 (the “Securities” and each a “Security”).

1. Interest.

The Issuer promises to pay interest on the principal amount of this Security at the rate of 4.200% per annum.

The Issuer will pay interest semi-annually on February 1 and August 1 of each year (each such date, an “Interest Payment Date”), commencing August 1, 2022. Interest on the Securities will accrue from the most recent date to which interest has been paid, or, if no interest has been paid on the Securities, from April 6, 2022. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Issuer shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2. Method of Payment.

Except as provided in the Indenture, the Issuer shall pay interest on the Securities to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. The Issuer shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Issuer maintained for such purpose at the Corporate Trust Office of the Trustee, or, at the option of the Issuer, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

A-1-4

3. Paying Agent and Registrar.

Initially, U.S. Bank Trust Company, National Association will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Issuer may act as Paying Agent.

4. Indenture.

This Security is one of a duly authorized issue of Debt Securities of the Issuer issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the First Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the First Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Issuer initially issued in an aggregate principal amount of $750,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the First Supplemental Indenture.

5. Optional Redemption.

(a) Prior to the 2033 Notes Par Call Date, the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of:

(1) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the 2033 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (B) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

(b) On or after the 2033 Notes Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

(c) The redemption prices set forth above are subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date.

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6. Mandatory Redemption.

The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities or to repurchase them at the option of the Holders.

7. Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8. Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

9. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the then outstanding notes of the affected series. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, regardless of whether any notation thereof is made upon this Security or such other Securities.

10. Defaults and Remedies.

Certain events of bankruptcy or insolvency with respect to the Issuer are Events of Default that will result in the principal amount of the Securities, together with any accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with any accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all existing Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect

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any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

11. Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates as if it were not the Trustee.

12. Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

13. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

14. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

15. Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

16. Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17. Guarantee.

The Securities are fully and unconditionally guaranteed by the Subsidiary Guarantors as set forth in Article X of the Base Indenture.

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The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Targa Resources Corp.

811 Louisiana St, Suite 2100

Houston, Texas 77002

Attn: Chief Financial Officer

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common	UNIF GIFT MIN ACT—(Cust.)
TEN ENT—as tenants by entireties	Custodian for: (Minor)
JT TEN—as joint tenants with right of survivorship and not as tenants in	Under Uniform Gifts to Minors Act of common (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

Dated:

Signature:

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SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Depositary

*	To be included in a Book-Entry Note.

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Exhibit A-2

FORM OF NOTE

[FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No.	$
CUSIP: 87612GAB7 ISIN: US87612GAB77

TARGA RESOURCES CORP.

4.950% SENIOR NOTES DUE 2052

TARGA RESOURCES CORP., a Delaware corporation (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to, for value received, hereby promises to pay to _________________ or its registered assigns, the principal sum of _____________ U.S. dollars ($ ____________), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on April 15, 2052 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 4.950% payable on April 15 and October 15 of each year, to the person in whose name this Security is registered at the close of business on the record date for such interest, which shall be the preceding April 1 or October 1 (each, a “Regular Record Date”), respectively, payable commencing on October 15, 2022.

*	To be included in a Book-Entry Note.

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Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security is issued in respect of a series of Debt Securities of an initial aggregate principal amount of $750,000,000 designated as the 4.950% Senior Notes due 2052 of the Issuer and is governed by the Indenture dated as of April 6, 2022 (the “Base Indenture”), duly executed and delivered by the Issuer, as Issuer, the Subsidiary Guarantors party thereto (collectively, the “Subsidiary Guarantors”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of April 6, 2022 (the “First Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), duly executed by the Issuer, the Subsidiary Guarantors and the Trustee. The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

TARGA RESOURCES CORP.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

By:
Authorized Signatory

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[REVERSE OF SECURITY]

TARGA RESOURCES CORP.

4.950% SENIOR NOTES DUE 2052

This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Issuer (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer, the Subsidiary Guarantors and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 4.950% Senior Notes due 2052 of the Issuer, in an initial aggregate principal amount of $750,000,000 (the “Securities”).

1. Interest.

The Issuer promises to pay interest on the principal amount of this Security at the rate of 4.950% per annum.

The Issuer will pay interest semi-annually on April 15 and October 15 of each year (each such date, an “Interest Payment Date”), commencing October 15, 2022. Interest on the Securities will accrue from the most recent date to which interest has been paid, or, if no interest has been paid on the Securities, from April 6, 2022. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Issuer shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2. Method of Payment.

Except as provided in the Indenture, the Issuer shall pay interest on the Securities to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. The Issuer shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Issuer maintained for such purpose at the Corporate Trust Office of the Trustee, or, at the option of the Issuer, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

A-2-4

3. Paying Agent and Registrar.

Initially, U.S. Bank Trust Company, National Association will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Issuer may act as Paying Agent.

4. Indenture.

This Security is one of a duly authorized issue of Debt Securities of the Issuer issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the First Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the First Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Issuer initially issued in an aggregate principal amount of $750,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the First Supplemental Indenture.

5. Optional Redemption.

(a) Prior to the 2052 Notes Par Call Date, the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of:

(1) (A) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the 2052 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 basis points less (B) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

(b) On or after the 2052 Notes Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

A-2-5

(c) The redemption prices set forth above are subject to the right of Holders on the relevant record date to receive interest due on the relevant interest payment date.

6. Mandatory Redemption.

The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities or to repurchase them at the option of the Holders.

7. Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8. Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

9. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the then outstanding notes of the affected series. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, regardless of whether any notation thereof is made upon this Security or such other Securities.

10. Defaults and Remedies.

Certain events of bankruptcy or insolvency with respect to the Issuer are Events of Default that will result in the principal amount of the Securities, together with any accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with any accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all

A-2-6

existing Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

11. Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates as if it were not the Trustee.

12. Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

13. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

14. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

15. Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

16. Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17. Guarantee.

A-2-7

The Securities are fully and unconditionally guaranteed by the Subsidiary Guarantors as set forth in Article X of the Base Indenture.

The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Targa Resources Corp.

811 Louisiana St, Suite 2100

Houston, Texas 77002

Attn: Chief Financial Officer

A-2-8

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common	UNIF GIFT MIN ACT—(Cust.)
TEN ENT—as tenants by entireties	Custodian for: (Minor)
JT TEN—as joint tenants with right of survivorship and not as tenants in	Under Uniform Gifts to Minors Act of common (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

Dated:

Signature:

A-2-9

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Depositary

*	To be included in a Book-Entry Note.

A-2-10